J.P. MORGAN MONEY MARKET FUNDS
JPMorgan Institutional Tax Free Money Market Fund
(a series of JPMorgan Trust IV)
(All Shares)
Supplement dated July 1, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information dated June 21, 2024
Investment Strategy Change
Effective September 3, 2024, the JPMorgan Institutional Tax Free Money Market Fund (the “Fund”) has adopted a non‑fundamental policy to ordinarily invest, under normal circumstances, 100% of its total assets in weekly liquid assets (as defined under Rule 2a‑7). The maturity restrictions applicable to weekly liquid assets may reduce the Fund’s yield and performance.
Investors should note that the historical yield and performance information for the Fund, as described in its prospectus, is based on the investment policies of the Fund prior to the implementation of this change.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP‑ITTMMF‑724